UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT

Pursuant to Section 14(c) of the

Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

EXP WORLD HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

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(4) Proposed maximum aggregate value of transaction:

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☐ Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4) Date Filed:

eXp World Holdings, Inc.

2219 Rimland Drive, Suite 301

Bellingham, WA 98226

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

September ___, 2018

To the Stockholders of eXp World Holdings, Inc.:

This notice and the accompanying Information Statement is being furnished to the stockholders of eXp World Holdings, Inc., a Delaware corporation (the “Company,” “us” or “we”), with respect to an action by written consent received from the holders of a sufficient percentage of the issued and outstanding shares of the Company’s Common Stock to adopt resolutions approving the following corporate actions:

1.	An amendment to the Company’s current Certificate of Incorporation in the form of an Amended and Restated Certificate of Incorporation, attached as Appendix A to the accompanying Information Statement; and

2.	An amendment to the Company’s current Bylaws in the form of Amended and Restated Bylaws, attached as Appendix B to the accompanying Information Statement.

We obtained approval on September 11th, 2018 of the foregoing actions from stockholders that owned [38,479,469] shares of the Company’s Common Stock, representing approximately 65.1% of the voting rights of the stockholders entitled to vote on September 20th, 2018 (the “Record Date”). Pursuant to applicable law, the foregoing actions will become effective twenty days from the date that this information statement is first mailed to our stockholders.

Your vote or consent is not requested or required, and the Board is not soliciting your proxy. Section 228 of the Delaware General Corporation Law provides that, unless otherwise provided in a corporation’s certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if consents in writing shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting. Accordingly, the written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve the matters listed above.

The accompanying Information Statement is being furnished to you solely for the purpose of informing you as a stockholder of the Company of the matters described herein, in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

This notice and the accompanying Information Statement is being mailed on or about September ___, 2018 to stockholders of record at the close of business on September 20th, 2018.

By Order of the Board of Directors,

/s/ Glenn Sanford
Glenn Sanford
Chairman and Chief Executive Officer

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

eXp World Holdings, Inc.

2219 Rimland Drive, Suite 301

Bellingham, WA 98226

Date first mailed to stockholders: September ___, 2018

INFORMATION STATEMENT

GENERAL INFORMATION

This information statement (this “Information Statement”) has been filed with the Securities and Exchange Commission (the “SEC”) and is being mailed or otherwise furnished to the registered stockholders of eXp World Holdings, Inc., a Delaware corporation (the “Company,” “us” or “we”), solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended, that the holders of a majority of the outstanding shares of our Common Stock have executed a written consent to action approving certain corporate actions described herein.

The proposed corporate actions were approved by resolution of our board of directors (the “Board”) on September 11th, 2018. In order to eliminate the costs and management time involved in holding a meeting of the stockholders, and in order to effect the proposed corporate actions as quickly as possible, our Board resolved to proceed with the corporate actions by obtaining a written consent to action from stockholders holding a majority of the voting power of the Company.

This Information Statement is dated September ___, 2018 and is first being mailed to stockholders on or about September ___, 2018. Only stockholders of record at the close of business on September 20th, 2018 (the “Record Date”) are entitled to receive this Information Statement.

INFORMATION CONCERNING THE PROPOSED CORPORATE ACTION

1.	AMENDMENT TO THE COMPANY’S CURRENT CERTIFICATE OF INCORPORATION IN THE FORM OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

On September 11th, 2018, a majority of our stockholders approved an amendment to the Company’s existing Certificate of Incorporation in the form of an Amended and Restated Certificate of Incorporation, attached as Appendix A to this Information Statement (the “COI Amendment”).

The COI Amendment, among other things (and subject to the provisions of the Delaware General Corporation Law), incorporates into the COI Amendment certain provisions previously included in the Company’s existing Bylaws, including:

•	The holders of Common Stock shall be entitled to one vote for each such share, and shall be entitled to receive such dividends or distributions when and if declared by the Board of Directors.
•	The Company shall indemnify (and advance expenses to) its officers and directors to the fullest extent permitted by the Delaware General Corporation Law.
•	The holders representing a majority of the combined voting power of the capital stock issued and outstanding and entitled to vote at a meeting, present in person or represented by proxy, shall constitute a quorum.

In addition, the COI Amendment provides for, among other things (and subject to the provisions of the Delaware General Corporation Law):

•	The affirmative vote of holders of at least fifty-one percent (51%) of the voting power of the outstanding shares of stock of the Company shall be required to amend or repeal, or adopt any provision of the COI Amendment inconsistent with Articles IV, V, XI and XII of the COI Amendment.
•	Action by written consent of the Stockholders, signed by the holders of outstanding Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action, shall constitute an action by the Stockholders; provided, however if at any time Glenn Sanford and Penny Sanford no longer are the aggregate beneficial owners of at least a majority in voting power of all shares entitled to vote in the election of directors, then any action required or permitted to be taken must be effected at a duly called annual or special meeting of such holders and may no longer be effected by any consent in writing by such holders.

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•	The amendment of the Bylaws Amendment shall require the affirmative vote of holders of at least fifty one percent (51%) of the voting power of the outstanding shares of stock of the Company.

Rational for COI Amendment

The Company’s original Certificate of Incorporation was filed by our predecessor company, Desert Canadians Ltd. in 2008 and has since been amended several times. As the Company has recently up-listed to Nasdaq, the Board of Directors has determined that it is in the best interest of the Company to amend the language and level of detail included in its COI to a standard consistent with those of other Nasdaq-listed Delaware corporations, and in line with the current Delaware General Corporation Law.

Effectiveness of the COI Amendment

The COI Amendment will become effective upon the filing of a Certificate of Amendment setting forth the COI Amendment with the Secretary of State of the State of Delaware, which the Company intends to file on or after the date of expiration of the 20-day period commencing on the date of mailing of this Information Statement to our stockholders as required under Rule 14c-2 under the Exchange Act.

2.	Approval of an amendment to THE COMPANY’S BYLAWS IN THE FORM OF AMENDED AND RESTATED BYLAWS

On September 11th, 2018, a majority of our stockholders approved an amendment to the Company’s existing Bylaws in the form of Amended and Restated Bylaws, attached as Appendix B to this Information Statement (the “Bylaws Amendment”).

The Bylaws Amendment provides for, among other things (and subject to the provisions of the Delaware General Corporation Law):

•	Special meetings of stockholders may only be called by the Secretary of the Company pursuant to a resolution adopted by a majority of the whole Board of Directors.
•	Where a quorum is not present at a meeting of stockholders, either the chairperson of the meeting or a majority of the outstanding shares of stock present (in person or by proxy) and entitled to vote may adjourn the meeting.
•	Meetings of stockholders shall be presided over by a chairperson designated by the Board of Directors or, in the absence of such designation, by a chairperson chosen at the meeting by the stockholders.
•	Action by majority consent may be taken by the Stockholders in lieu of a meeting, subject to the above noted restrictions also provided for in the Amended and Restated Certificate of Incorporation relating to Glenn and Penny Sanford’s participation in such written consent.
•	Detailed provisions concerning notice requirements for stockholder business and nominations.
•	The Board of Directors will consist of not less than three members nor more than eleven members.
•	The Board of Directors may take any required or permitted action by unanimous written consent without a meeting.
•	Officers of the Company to consist of a Chief Executive Officer, a Chief Financial Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as the Board of Directors may from time to time determine.
•	The Court of Chancery of the State of Delaware shall be the sole and exclusive forum for all internal corporate claims, unless the Company consents in writing to the selection of an alternative forum.
•	Amendments to the Bylaws shall require the approval of fifty one percent (51%) of the outstanding shares of common stock.

Rational for Bylaws Amendment

The Company’s original Bylaws were adopted by our predecessor company, Desert Canadians Ltd. in 2010. As the Company has recently up-listed to Nasdaq, the Board of Directors has determined that it is in the best interest of the Company to amend the language and level of detail included in its Bylaws to a standard consistent with those of other Nasdaq-listed Delaware corporations, and in line with the current Delaware General Corporation Law practice. The Board of Directors also believes the Bylaws Amendment will allow Company management and the Board of Directors to conduct our corporate affairs in a more orderly and efficient manner.

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Effectiveness of the Bylaws Amendment

The Bylaws Amendment will become effective upon the expiration of the 20-day period commencing on the date of mailing of this Information Statement to our stockholders as required under Rule 14c-2 under the Exchange Act.

APPROVAL OF THE PROPOSED CORPORATE ACTIONS

Section 228 of the Delaware General Corporation Code provides that, unless otherwise provided in a corporation’s certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if consents in writing shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting. Our Certificate of Incorporation contains a provision that expressly permits stockholders to take actions by written consent with the required number of votes. Accordingly, the written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve the matter listed above.

Our Board adopted resolutions effective as of September 11th, 2018, setting forth for approval by stockholders the proposed corporate actions. On the Record Date, the Company’s authorized capital stock consisted of 220,000,000 shares of Common Stock, $0.00001 par value per share, of which 58,056,026 shares were issued and outstanding. Each outstanding share of Common Stock entitles the holder thereof to one (1) vote on all matters submitted to a vote of the stockholders.

On the Record Date, two of the Company’s stockholders held voting power over 37,823,469 shares of the Company’s Common Stock, representing approximately 65.1% of the voting power of our stockholders holding Common Stock. Both of these stockholders voted in favor of the proposed corporate actions by written consent effective as of September 11th, 2018. Such vote constituted approval of the proposed corporate actions by 65.1% of the issued and outstanding shares of Common Stock. Since these stockholders had sufficient voting power to approve the corporate actions through their ownership of capital stock of the Company, no consent or approval of the corporate actions by any other stockholder was solicited.

The Company has obtained all necessary corporate approvals in connection with the proposed corporate actions, and your consent is not required and is not being solicited in connection with the approval of the corporate actions. No vote or other action is requested or required on your part.

EFFECTIVE DATES OF CORPORATE ACTIONS

The COI Amendment and the Bylaws Amendment will become effective twenty days from the date that this information statement is first mailed to our stockholders. The Board may revoke any proposed corporate action before it is acted on without further approval of the stockholders if the Board determines that the action no longer is in the best interests of the Company and its stockholders.

DISSENTERS’ RIGHTS

None of the Articles of Incorporation of the Company, the Bylaws of the Company, or the Delaware General Corporation Law provide for dissenters’ rights of appraisal in connection with the corporate actions described herein.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth sets forth information regarding the number of shares of Common Stock beneficially owned on the Record Date, by:

•	each person who is known by us to beneficially own 5% or more of the Common Stock;
•	each of our directors and named executive officers; and
•	all of our directors and executive officers, as a group.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
	More than 5% stockholders:
Common Stock	Penny Sanford (3) 2219 Rimland Drive, Suite 301 Bellingham, WA 98226	15,254,325	25.0%
	Directors and Named Executive Officers:
Common Stock	Glenn Sanford (4) 2219 Rimland Drive, Suite 301 Bellingham, WA 98226	22,661,144	37.2%
Common Stock	Jason Gesing (5) 2219 Rimland Drive, Suite 301 Bellingham, WA 98226	1,937,677	3. 2%
Common Stock	Darren Jacklin 2219 Rimland Drive, Suite 301 Bellingham, WA 98226	119,620	0.2%
Common Stock	Gene Frederick 2219 Rimland Drive, Suite 301 Bellingham, WA 98226	1,545,274	2.5%
Common Stock	Randall Miles (6) 2219 Rimland Drive, Suite 301 Bellingham, WA 98226	938,201	1.5%
Common Stock	Richard Miller (6) 2219 Rimland Drive, Suite 301 Bellingham, WA 98226	987,500	1.6%
Common Stock	Susan Truax (7) 2219 Rimland Drive, Suite 301 Bellingham, WA 98226	15,481	0.0%
Common Stock	Alan Goldman (8) 2219 Rimland Drive, Suite 301 Bellingham, WA 98226	412,500	0.7%
Common Stock	Mary Frances Coleman (9) 2219 Rimland Drive, Suite 301 Bellingham, WA 98226	43,776	0.1%
Common Stock	Scott Petronis (10) 2219 Rimland Drive, Suite 301 Bellingham, WA 98226	101,875	0.2%
Common Stock	All Directors and Officers as a group (10 persons)	28,763,048	47.2%

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(1)	Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2)	Percentage of ownership is based on 60,896,124 shares of our common stock issued and outstanding as of September 1st, 2018. Common stock subject to options or warrants exercisable within 60 days of September 1st, 2018 are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(3)	Certain directors have the options to acquire 1,700,000 shares of common stock directly from Ms. Sanford’s that is already issued and outstanding.
(4)	Includes 21,044,144 shares of our common stock and stock options to acquire 1,617,000 shares of our common stock.
(5)	Includes 263,546 shares of our common stock and stock options to acquire 1,674,130 shares of our common stock.
(6)	Consists of stock options to acquire shares of our common stock only exercisable within 60 days of September 1st, 2018.
(7)	Includes 481 shares of our common stock and stock options to acquire 15,000 shares of our common stock.
(8)	Includes 100,000 shares of our common stock and stock options to acquire 312,500 shares of our common stock exercisable within 60 days of September 1st, 2018.
(9)	Includes 26 shares of our common stock and stock options to acquire 43,750 shares of our common stock exercisable within 60 days of September 1st, 2018..
(10)	Includes 15,625 shares of our common stock and stock options to acquire 86,250 shares of our common stock exercisable within 60 days of September 1st, 2018.

Changes in Control

We are unaware of any arrangement the operations of which may at a subsequent date result in a change of control of our Company.

PROPOSALS BY SECURITY HOLDERS

There are no proposals by any security holders.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None of the Company’s directors or officers at any time since the beginning of the last fiscal year has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed corporate actions that is not shared by all other holders of the Company’s capital stock, other than as a result of receiving common stock (or awards related thereto) under the 2013 Stock Option Plan or the 2015 Equity Incentive Plan. Our Board and holders of more than a majority of our outstanding Common Stock approved the proposed corporate actions on September 11th, 2018. No other security holder entitled to vote at a stockholders’ meeting or by written consent has submitted to the Company any proposal for consideration by the Company or its Board.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will only deliver one Information Statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of such stockholders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or stockholders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Stockholders also may address future requests regarding delivery of Information Statements and annual reports by contacting us at the address noted above.

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DELIVERY OF DOCUMENTS TO BENEFICIAL OWNERS

It is contemplated that brokerage houses will forward this Information Statement to beneficial owners of our Common Stock.

ADDITIONAL INFORMATION

The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any of such reports, statements or other information that the Company files at the Securities and Exchange Commission’s public reference room in Washington, D.C. Please telephone the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Company’s filings with the Securities and Exchange Commission also are available to the public from commercial document retrieval services and at the web site maintained by the Securities and Exchange Commission at “http://www.sec.gov.”

September ___, 2018	By Order of the Board of Directors

/s/ Glenn Sanford
Name: Glenn Sanford
Title: Chairman and Chief Executive Officer

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Appendix A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

EXP WORLD HOLDINGS, INC.

The corporation was incorporated under the name “Desert Canadians Ltd.” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on July 30, 2008. This Amended and Restated Certificate of Incorporation of the corporation, which restates and integrates and also further amends the provisions of the corporation’s Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law and by the written (or electronic) consent of its stockholders in accordance with Section 228 of the Delaware General Corporation Law. The Certificate of Incorporation of the corporation is hereby amended, integrated and restated to read in its entirety as follows:

ARTICLE I

Identification

SECTION 1.01. Name. The name of the Corporation is “eXp World Holdings, Inc.” (the “Corporation”).

ARTICLE II

Purpose

SECTION 2.01. Purpose. The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (“DGCL”).

ARTICLE III

Capital Stock

SECTION 3.01. Amount. The total number of shares of stock which the Corporation has authority to issue is 220,000,000 shares initially all of which are designated as Common Stock, par value of $0.0001 per share (“Common Stock”).

SECTION 3.02. Common Stock.

(A)       The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter submitted to the stockholders on which the holders of shares of Common Stock are entitled to vote. Except as otherwise required by law or this Amended and Restated Certificate of Incorporation, and at any annual or special meeting of the stockholders the holders of shares of Common Stock shall have the right to vote for the election of directors and on all other matters submitted to a vote of the stockholders; provided, however, that, except as otherwise required by law.

(B)       The holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property, or capital stock of the Corporation) when, as and if declared thereon by the Board of Directors from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions.

(C)       In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

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(D) Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding common stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an office or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded; provided, however if at any time Glenn Sanford and Penny Sanford no longer are the beneficial owners, in the aggregate, of at least a majority in voting power of all shares entitled to vote in the election of directors, then any action required or permitted to be taken by the holders of the Common Stock of the Corporation must be effected at a duly called annual or special meeting of such holders and may no longer be effected by any consent in writing by such holders.

ARTICLE IV

Directors

SECTION 4.01. Management of the Corporation. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation.

SECTION 4.02. Number. The number of directors of the Corporation shall be limited as provided in the Bylaws and determined exclusively by resolution adopted by a majority of the Whole Board. For purposes of this Amended and Restated Certificate of Incorporation, the term “Whole Board” means the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

SECTION 4.03. Election of Directors. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. Directors need not be stockholders of the Corporation. Unless required by the Bylaws, the election of the Board of Directors need not be by written ballot.

SECTION 4.04. Vacancies. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board of Directors, may be filled only by vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

SECTION 4.05. Amendment of the Bylaws by the Board. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

ARTICLE V

Indemnification

SECTION 5.01. Right to Indemnification and Advancement. The Corporation shall indemnify (and advance expenses to) its officers and directors to the fullest extent permitted by the DGCL, as amended from time to time.

ARTICLE VI

Director Liability

SECTION 6.01. Waiver of Liability. A director of the Corporation shall not be personally liable either to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL. Any amendment or modification or repeal of the foregoing sentence or of the DGCL shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification, or repeal. If the DGCL hereafter is amended to further eliminate or limit the liability of a director, then a director of the Corporation, in addition to the circumstances in which a director is not personally liable as set forth in the preceding sentence, shall not be liable to the fullest extent permitted by the amended DGCL.

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ARTICLE VII

Registered Agent and Registered Office

SECTION 7.01. Registered Agent and Office. The name and street address of the registered agent at the Corporation’s registered office are:

INCORP SERVICES, INC.

919 NORTH MARKET STREET, SUITE 950

WILMINGTON, New Castle County

DE, 19801

Phone: 800-246-2677

ARTICLE VIII

Quorum Requirement

SECTION 8.01. Quorum. The holders representing a majority of the combined voting power of the capital stock issued and outstanding and entitled to vote at a meeting, present in person or represented by proxy, shall constitute a quorum.

ARTICLE IX

Cumulative Voting

SECTION 9.01. No Cumulative Voting. No holder of any shares of any class of stock of the Corporation shall be entitled to cumulative voting rights in any circumstances.

ARTICLE X

Preemptive Rights

SECTION 10.01. No Preemptive Rights. No stockholder shall have any preemptive rights to acquire unissued shares of the Corporation or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares.

ARTICLE XI

Internal Corporate Claims

SECTION 11.01. Venue for Internal Corporate Claims. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware shall be the sole and exclusive forum for all “internal corporate claims.” “Internal corporate claims” mean claims, including claims in the right of the Corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity or (ii) as to which Title 8 of the Delaware Code confers jurisdiction upon the Court of Chancery, except for, as to each of (i) through (ii) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction. If any provision or provisions of this Article XI shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XI (including, without limitation, each portion of any sentence of this Article XI containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

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ARTICLE XII

Supermajority Provisions

SECTION 12.01. Amendment of the Certificate of Incorporation by Stockholders. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of the Amended and Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least fifty-one percent (51%) of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision of this Amended and Restated Certificate of Incorporation inconsistent with Articles IV, V, XI and XII.

SECTION 12.02. Amendments to Bylaws by Stockholders. The stockholders shall also have the power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation, the amendment of the Bylaws by the Corporation’s stockholders shall require the affirmative vote of the holders of at least fifty-one percent (51%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this ___ day of September, 2018.

By:	________________________
Name: Alan Goldman
Title: Chief Financial Officer

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Appendix B

AMENDED AND RESTATED BYLAWS

OF

EXP WORLD HOLDINGS, INC.

ARTICLE I

Meeting of Stockholders

Section 1.1.           Annual Meetings. If required by applicable law, an annual meeting of stockholders shall be held for the election of directors at such date, time and place, if any, either within or without the State of Delaware, as may be designated by resolution of the board of directors (the “Board of Directors”) of eXp World Holdings, Inc., a Delaware corporation (the “Corporation”) from time to time. Any other proper business may be transacted at the annual meeting.

Section 1.2.           Special Meetings. Special meetings of stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Corporation’s certificate of incorporation, as amended, restated, supplemented or otherwise modified (the “Certificate of Incorporation”), may be called at any time by the Secretary pursuant to a resolution adopted by a majority of the Whole Board (as defined below). Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice. For purposes of these Bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

Section 1.3.           Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given that shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

Section 1.4.           Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record as of the record date so fixed for notice of such adjourned meeting.

Section 1.5.           Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of not less than a majority of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, then either (i) the chairperson of the meeting or (ii) a majority of the outstanding shares of stock present (in person or by proxy) and entitled to vote may adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend.

Section 1.6.           Organization. Meetings of stockholders shall be presided over by a Chairperson of the meeting designated by the Board of Directors or, in the absence of such designation, by a Chairperson chosen at the meeting by the stockholders. The Secretary shall act as secretary of the meeting, but in his or her absence the Chairperson of the meeting may appoint any person to act as secretary of the meeting.

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Section 1.7.           Voting; Proxies. Except as otherwise provided by or pursuant to the provisions of the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot. At meetings of stockholders for the election of directors at which a quorum is present where the number of director nominees is equal to the number of positions on the Board of Directors to be filled through election and proxies are solicited for such election of directors solely by the Corporation, the affirmative vote of a majority of the shares of stock of the Corporation which are voting in the election of directors shall be required to elect. In all other meetings of stockholders for the election of directors at which a quorum is present, a plurality of the votes cast shall be sufficient to elect. All other questions presented to the stockholders at a meeting at which a quorum is present shall, unless otherwise provided by the Certificate of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, be decided by the affirmative vote of the holders of a majority of the shares of stock of the Corporation which are voting on the matter.

Section 1.8.           Fixing Date for Determination of Stockholders of Record.

(A)            In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(B)            In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not be more than sixty (60) days prior to such other action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 1.9.           List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger shall prepare and make a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 1.9 or to vote in person or by proxy at any meeting of stockholders.

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Section 1.10.        Action by Written or Electronic Consent of Stockholders Without a Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an office or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded; provided, however if at any time Glenn Sanford and Penny Sanford no longer are the beneficial owners, in the aggregate, of at least a majority in voting power of all shares entitled to vote in the election of directors, then any action required or permitted to be taken by the holders of the Common Stock of the Corporation must be effected at a duly called annual or special meeting of such holders and may no longer be effected by any consent in writing by such holders.

Section 1.11.        Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation or a subsidiary, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board of Directors, the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies, votes or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a stockholder shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

Section 1.12.        Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding person of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

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Section 1.13.        Notice of Stockholder Business and Nominations.

(A)            Annual Meetings of Stockholders.

(1)             Nominations of persons for election to the Board of Directors of the Corporation and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or any committee thereof or (c) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 1.13 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.13.

(2)             For any nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Section 1.13, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business (other than the nominations of persons for election to the Board of Directors) must constitute a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, and (ii) such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder's notice by, or on behalf of, such stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the Corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the Corporation, (v) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (vi) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination, and (vii) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder. The foregoing notice requirements of this Section 1.13 shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder's proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

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(3)             Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 1.13 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at the annual meeting is increased effective after the time period for which nominations would otherwise be due under paragraph (A)(2) of this Section 1.13 and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder's notice required by this Section 1.13 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(B)            Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board of Directors or any committee thereof or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 1.13 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 1.13. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder's notice required by paragraph (A)(2) of this Section 1.13 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

(C)            General.

(1)             Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 1.13 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.13. Except as otherwise provided by law, the Chairperson of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.13 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies or votes in support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by clause (A)(2)(c)(vi) of this Section 1.13) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 1.13, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 1.13, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 1.13, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(2)             For purposes of this Section 1.13, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

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(3)             Notwithstanding the foregoing provisions of this Section 1.13, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 1.13; provided however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 1.13 (including paragraphs (A)(1)(c) and (B) hereof), and compliance with paragraphs (A)(1)(c) and (B) of this Section 1.13 shall be the exclusive means for a stockholder to make nominations or submit other business (other than, as provided in the penultimate sentence of (A)(2), business other than nominations brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this Section 1.13 shall be deemed to affect any rights (a) of stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or (b) of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

ARTICLE II

Board of Directors

Section 2.1.           Number; Qualifications. Subject to the Certificate of Incorporation, the Board of Directors shall consist of not less than three members nor more than eleven members, the number thereof to be determined from time to time by resolution of the Whole Board. Directors need not be stockholders.

Section 2.2.           Election; Resignation; Vacancies. All directors shall be elected for terms lasting until the next annual meeting of stockholders following their election, and until their successors are elected and qualified, subject to their earlier death, resignation or removal from the Board of Directors. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect when such notice is given unless the notice specifies (a) a later effective date, or (b) an effective date determined upon the happening of an event or events. Unless otherwise specified in the notice of resignation, the acceptance of such resignation shall not be necessary to make it effective. Unless otherwise provided by law or the Certificate of Incorporation, any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled only by the affirmative votes of a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, and each director so elected shall hold office until the expiration of the term of office of the director whom he or she has replaced or until his or her successor is elected and qualified.

Section 2.3.           Removal. Any one or more or all of the directors may be removed, with or without cause, by the holders of at least a majority of the outstanding shares of capital stock then entitled to vote at an election of directors.

Section 2.4.           Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine.

Section 2.5.           Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by any two members of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting either by first class United States mail at least three days before such special meeting, or by overnight mail, courier service, electronic transmission, or hand delivery at least 48 hours before the special meeting or such shorter period as is reasonable under the circumstances.

Section 2.6.           Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

Section 2.7.           Quorum; Vote Required for Action. At all meetings of the Board of Directors the directors entitled to cast a majority of the votes of the Whole Board shall constitute a quorum for the transaction of business. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third (1/3) of the total number of directors constitute a quorum. Except in cases in which the Certificate of Incorporation, these Bylaws or applicable law otherwise provides, a majority of the votes entitled to be cast by the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

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Section 2.8.           Organization. Meetings of the Board of Directors shall be presided over by the Chairperson of the Board of Directors or, in his or her absence, by a Chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence, the Chairperson of the meeting may appoint any person to act as secretary of the meeting.

Section 2.9.           Action by Unanimous Consent of Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the board or committee in accordance with applicable law.

Section 2.10.        Chairperson of the Board and Vice-Chairperson of the Board. The Board of Directors may elect one or more of its members to serve as Chairperson or Vice Chairperson of the Board and may fill any vacancy in such position at such time and in such manner as the Board of Directors shall determine. The Chairperson of the Board, if any, shall preside at all meetings of the Board of Directors at which he or she is present and shall perform such duties and possess such powers as are designated by the Board of Directors. If the Board of Director appoints a Vice Chairperson of the Board, he or she shall, in the absence or disability of the Chairperson of the Board perform the duties and exercise the powers of the Chairperson of the Board and shall perform such other duties and possess such other powers as may from time to time be designated by the Board of Directors. The fact that a person serves as either Chairperson or Vice Chairperson of the Board shall not make such person considered an officer of the Corporation.

ARTICLE III

Committees

Section 3.1.           Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

Section 3.2.           Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws.

ARTICLE IV

Officers

Section 4.1.           Officers. The officers of the Corporation shall consist of a Chief Executive Officer, a Chief Financial Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as the Board of Directors may from time to time determine, which may include, without limitation, one or more Vice Presidents, Assistant Secretaries or Assistant Treasurers. Each of the Corporation’s officers shall be elected by the Board of Directors, each to have such authority, functions or duties as set forth in these Bylaws or as determined by the Board of Directors. Each officer shall be chosen by the Board of Directors and shall hold office for such term as may be prescribed by the Board of Directors and until such person’s successor shall have been duly chosen and qualified, or until such person's earlier death, disqualification, resignation or removal.

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Section 4.2.           Removal, Resignation and Vacancies. Any officer of the Corporation may be removed, with or without cause, by the Board of Directors, without prejudice to the rights, if any, of such officer under any contract to which it is a party. Any officer may resign at any time upon notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect when such notice is given unless the notice specifies (a) a later effective date, or (b) an effective date determined upon the happening of an event or events, such as the failure to receive the required vote for reelection as a director and the acceptance of such resignation by the Board of Directors. Unless otherwise specified in the notice of resignation, the acceptance of such resignation shall not be necessary to make it effective. If any vacancy occurs in any office of the Corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly chosen and qualified.

Section 4.3.           Chief Executive Officer. The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation and shall be responsible for corporate policy and strategy. Unless otherwise provided in these Bylaws or by the Board, all other officers of the Corporation shall report directly to the Chief Executive Officer. In the absence of a separately appointed President, the Chief Executive Officer shall be the President.

Section 4.4.           President. The President shall perform such duties as the Board of Directors may from time to time determine. The President shall, when requested, counsel with and advise the other officers of the Corporation.

Section 4.5.           Chief Operating Officer. The Chief Operating Officer shall be the chief operating officer of the Corporation, with general responsibility for the management and control of the operations of the Corporation and shall perform such other duties as the Board of Directors may from time to time determine. The Chief Operating Officer shall, when requested, counsel with and advise the other officers of the Corporation.

Section 4.6.           Chief Financial Officer. The Chief Financial Officer shall exercise all the powers and perform the duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the Corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors may from time to time determine. In the absence of a separately appointed Treasurer, the Chief Financial Officer shall be the Treasurer.

Section 4.7.           Vice Presidents. The Vice President shall have such powers and duties as shall be prescribed by his or her superior officer or the Chief Executive Officer. A Vice President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors may from time to time determine.

Section 4.8.           Treasurer. The Treasurer shall supervise and be responsible for all the funds and securities of the Corporation, the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation, borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party, the disbursement of funds of the Corporation and the investment of its funds, and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as the Board of Directors may from time to time determine.

Section 4.9.           Secretary. The secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for committees when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the president. The secretary shall keep in safe custody the seal of the Corporation and have authority to affix the seal to all documents requiring it and attest to the same.

Section 4.10.        Additional Matters. The Chief Executive Officer and the Chief Financial Officer of the Corporation shall have the authority to designate employees of the Corporation to have the title of Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons upon whom such titles are conferred shall not be deemed officers of the Corporation unless elected by the Board of Directors.

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Section 4.11.        Execution of Contracts and Instruments. All contracts, deeds, mortgages, bonds, certificates, checks, drafts, bills of exchange, notes and other instruments or documents to be executed by or in the name of the Corporation shall be signed on the corporation’s behalf by such officer or officers, or other person or persons, as may be so authorized (i) by the Board of Directors, or (ii) subject to such limitations, if any, as the Board of Directors may impose, by the Chief Executive Officer. Such authority may be general or confined to specific instances and, if the Board of Directors or Chief Executive Officer (whichever grants authority) so authorizes or otherwise directs, may be delegated by the authorized officers to other persons. Unless otherwise provided in such resolution, any resolution of the Board of Directors or a committee thereof authorizing the Corporation to enter into any such instruments or documents or authorizing their execution by or on behalf of the Corporation shall be deemed to authorize the execution thereof on its behalf by the Chief Executive Officer, the President, Chief Financial Officer or any Vice President (an “Authorized Officer”). Furthermore, each Authorized Officer shall be authorized to enter into any contract or execute any instrument in the name of and on behalf of the Corporation in matters arising in the ordinary course of the Corporation’s business and to the extent incident to the normal performance of such Authorized Officer’s duties.

ARTICLE V

Stock

Section 5.1.           Certificates. The shares of the Corporation may be certificated or uncertificated in accordance with the Delaware General Corporation Law and shall be entered in the books of the Corporation and registered as they are issued. The issue of shares in uncertificated form shall not affect shares represented by a certificate until the certificate is surrendered to the Corporation. Any certificates representing shares of the Corporation’s stock shall be in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by such stockholder in the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by any two authorized officers of the Corporation certifying the number of shares owned by such holder in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

Section 5.2.           Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue (i) a new certificate of stock or (ii) uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VI

Indemnification and Advancement of Expenses

Section 6.1.           Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the Corporation.

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Section 6.2.           Prepayment of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VI or otherwise.

Section 6.3.           Claims. If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Article VI is not paid in full within thirty (30) days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action, the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

Section 6.4.           Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article VI shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 6.5.           Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

Section 6.6.           Amendment or Repeal. Any right to indemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of these Bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought.

Section 6.7.           Other Indemnification and Advancement of Expenses. This Article VI shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

ARTICLE VII

Miscellaneous

Section 7.1.           Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

Section 7.2.           Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 7.3.           Method of Notice. Whenever notice is required by law, the Certificate of Incorporation or these Bylaws to be given by the Corporation to any director, committee member or stockholder, personal notice shall not be required and any such notice may be given in writing (a) by mail, addressed to such director, committee member or stockholder at his or her address as it appears on the books of the Corporation, or (b) by any other method permitted by law (including, but not limited to, overnight courier service, facsimile, electronic mail or other means of electronic transmission) directed to the addressee at his, her or its address most recently provided to the Corporation. Any notice given by the Corporation by mail shall be deemed to have been given at the time when deposited in the United States mail. Any notice given by the Corporation by overnight courier service shall be deemed to have been given when delivered to such service. Any notice given by the Corporation by facsimile, electronic mail or other means of electronic transmission that generally can be accessed by or on behalf of the receiving party at substantially the same time as it is transmitted shall be deemed to have been given when transmitted, unless the Corporation receives a prompt reply that such transmission is undeliverable to the address to which it was directed.

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Section 7.4.           Waiver of Notice. Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 7.5.           Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

Section 7.6.           Amendment of Bylaws. Subject to any additional votes set forth in the Certificate of Incorporation or these Bylaws, these Bylaws may be amended or repealed or new Bylaws may be adopted by the stockholders or by the Board of Directors. Notwithstanding any provision of these Bylaws, the Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, the amendment or repeal of all or any portion of Articles I, II, VI, VIII or this Section 7.6 by the stockholders of the Corporation shall require the affirmative vote of the holders of at least fifty-one percent (51%) of the then outstanding shares of capital stock entitled to vote generally in the election of directors.

Section 7.7.           Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

Section 7.8.           Facsimile Signature. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

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